ING PARTNERS, INC.

ING Fidelity® VIP Contrafund Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated August 10, 2012

to the Portfolios’ Class ADV and Class S Prospectus and

Class S2 Prospectus (collectively “Prospectuses”)

dated April 30, 2012

The first paragraph in the section entitled “Management of the Portfolios – The Administrator” of the Portfolios’ Prospectuses is hereby deleted in its entirety and replaced with the following:

The Funds Services, LLC (“Administrator”) serves as the administrator to each Portfolio and receives and annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE